UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) - January 30, 2020

ALLETE, Inc.
(Exact name of registrant as specified in its charter)

Minnesota	1-3548	41-0418150
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

30 West Superior Street
Duluth, Minnesota 55802-2093
(Address of principal executive offices, including zip code)

(218) 279-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, without par value	ALE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)(c)
On January 30, 2020, the Board of Directors (the “Board”) of ALLETE, Inc. (“ALLETE” or the “Company”) elected Bethany M. Owen as Chief Executive Officer of the Company effective February 3, 2020, as part of its leadership succession process, after Alan R. Hodnik, Chairman and Chief Executive Officer of the Company, informed the Board on January 30, 2020 that he will retire as Chief Executive Officer effective February 3, 2020. Consistent with succession planning designed to achieve an orderly leadership transition, Mr. Hodnik will continue as ALLETE’s Executive Chairman effective upon Ms. Owen’s succession as Chief Executive Officer. Mr. Hodnik will retire from the Company and the Board following ALLETE’s 2021 annual meeting of shareholders. When he retires as Executive Chairman and from the Board in 2021, at age 62, Mr. Hodnik will have dedicated forty years’ service to the Company.

Ms. Owen is a member of the Board and has served as President of the Company since January 31, 2019. Ms. Owen, 54, joined ALLETE in 2002 as an attorney and has held positions of increasing responsibility and operational scope. She served as the Director-Transmission Regulatory Compliance and Business Support from 2009 to 2010. From 2010 to 2016, Ms. Owen served as President of Superior Water, Light and Power Company, a wholly owned subsidiary of ALLETE. In 2012, Ms. Owen was named Vice President-Minnesota Power, an operating division of ALLETE, and in 2014, she also became Vice President-ALLETE Information Technology Solutions. On November 26, 2016, Ms. Owen was appointed ALLETE Senior Vice President and Chief Legal and Administrative Officer.
Effective February 3, 2020, Ms. Owen’s annual base salary will be $550,000. In addition, effective February 3, 2020, Ms. Owen’s target annual incentive opportunity, expressed as a percentage of base salary, will be 80 percent (increased from 65 percent). Effective January 1, 2020, Ms. Owen’s target long-term incentive opportunity is $600,000 (increased from $300,000). Ms. Owen’s long-term opportunity has been allocated 75 percent to performance shares and 25 percent to restricted stock units. Actual annual incentive and performance share awards range from zero to 200 percent of target levels depending on performance relative to the established goals and objectives.
As Executive Chairman, Mr. Hodnik will continue to receive his current annual salary, which will be decreased proportionally after May 2020 when his service is expected to become less than full-time. Mr. Hodnik will be eligible to receive an annual target bonus in 2020 equal to 100% of his salary for the period January through May and 50% of his salary for the period June through December. Mr. Hodnik will not be eligible for an annual bonus in 2021. For 2020, Mr. Hodnik will be eligible for a Long-Term Incentive Plan award of $400,000, in the form of restricted stock units that will vest on his retirement. For 2021, Mr. Hodnik will be eligible for a Long-Term Incentive Plan award of $150,000 in the form of restricted stock units that will vest on his retirement. In addition, Mr. Hodnik will continue to receive employee and officer benefits and perquisites until his retirement from the Company and the Board in May 2021.

Readers are cautioned that forward-looking statements should be read in conjunction with ALLETE’s disclosures under the heading: “Forward-Looking Statements” located on page 2 of this Form 8-K.

ALLETE, Inc. Form 8-K dated January 30, 2020

Forward-Looking Statements

Statements in this report that are not statements of historical facts are considered “forward-looking” and, accordingly, involve risks and uncertainties that could cause actual results to differ materially from those discussed. Although such forward-looking statements have been made in good faith and are based on reasonable assumptions, there can be no assurance that the expected results will be achieved. Any statements that express, or involve discussions as to, future expectations, risks, beliefs, plans, objectives, assumptions, events, uncertainties, financial performance, or growth strategies (often, but not always, through the use of words or phrases such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “projects,” “likely,” “will continue,” “could,” “may,” “potential,” “target,” “outlook” or words of similar meaning) are not statements of historical facts and may be forward-looking.

In connection with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, we are providing this cautionary statement to identify important factors that could cause our actual results to differ materially from those indicated in forward-looking statements made by or on behalf of ALLETE in this Current Report on Form 8-K (Form 8-K), in presentations, on our website, in response to questions or otherwise. These statements are qualified in their entirety by reference to, and are accompanied by, the following important factors, in addition to any assumptions and other factors referred to specifically in connection with such forward-looking statements that could cause our actual results to differ materially from those indicated in the forward-looking statements:

•	our ability to successfully implement our strategic objectives;

•	global and domestic economic conditions affecting us or our customers;

•	changes in and compliance with laws and regulations;

•	changes in tax rates or policies or in rates of inflation;

•	the outcome of legal and administrative proceedings (whether civil or criminal) and settlements;

•	weather conditions, natural disasters and pandemic diseases;

•	our ability to access capital markets, bank financing and other financing sources;

•	changes in interest rates and the performance of the financial markets;

•	project delays or changes in project costs;

•	changes in operating expenses and capital expenditures and our ability to raise revenues from our customers;

•	the impacts of commodity prices on ALLETE and our customers;

•	our ability to attract and retain qualified, skilled and experienced personnel;

•	effects of emerging technology;

•	war, acts of terrorism and cybersecurity attacks;

•	our ability to manage expansion and integrate acquisitions;

•	population growth rates and demographic patterns;

•	wholesale power market conditions;

•
federal and state regulatory and legislative actions that impact regulated utility economics, including our allowed rates of return, capital structure, ability to secure financing, industry and rate structure, acquisition and disposal of assets and facilities, operation and construction of plant facilities and utility infrastructure, recovery of purchased power, capital investments and other expenses, including present or prospective environmental matters;

•	effects of competition, including competition for retail and wholesale customers;

•	effects of restructuring initiatives in the electric industry;

•	the impacts on our businesses of climate change and future regulation to restrict the emissions of greenhouse gases;

•	effects of increased deployment of distributed low-carbon electricity generation resources;

•	the impacts of laws and regulations related to renewable and distributed generation;

•	pricing, availability and transportation of fuel and other commodities and the ability to recover the costs of such commodities;

•	our current and potential industrial and municipal customers’ ability to execute announced expansion plans;

•	real estate market conditions where our legacy Florida real estate investment is located may not improve; and

•	the success of efforts to realize value from, invest in, and develop new opportunities.

Additional disclosures regarding factors that could cause our results or performance to differ from those anticipated by this report are discussed in Part I, Item 1A. Risk Factors of ALLETE’s Annual Report on Form 10‑K for the year ended December 31, 2018. Any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to update any forward‑looking statement to reflect events or circumstances after the date on which that statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible for management to predict all of these factors, nor can it assess the impact of each of these factors on the businesses of ALLETE or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement. Readers are urged to carefully review and consider the various disclosures made by ALLETE in this Form 8-K and in other reports filed with the SEC that attempt to identify the risks and uncertainties that may affect ALLETE’s business.

ALLETE, Inc. Form 8-K dated January 30, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALLETE, Inc.

February 3, 2020	/s/ Steven W. Morris
Steven W. Morris
Vice President, Controller and Chief Accounting Officer

ALLETE, Inc. Form 8-K dated January 30, 2020
3